POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities
(until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Global Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/Joseph S. DiMartino                                      June 8, 1998
_________________________
Joseph S. DiMartino

/s/David P. Feldman                                         June 8, 1998
_________________________
David P. Feldman

/s/John M. Fraser, Jr.                                      June 8, 1998
_________________________
John M. Fraser, Jr.

/s/Robert R. Glauber                                        June 8, 1998
_________________________
Robert R. Glauber

/s/James F. Henry                                           June 8, 1998
_________________________
James F. Henry

/s/Rosalind Gersten Jacobs                                  June 8, 1998
_________________________
Rosalind Gersten Jacobs

/s/Irving Kristol                                           June 8, 1998
_________________________
Irving Kristol

/s/Paul A. Marks                                            June 8, 1998
_________________________
Paul A. Marks

/s/Martin Peretz                                             June 8, 1998
_________________________
Martin Peretz

/s/Bert W. Wasserman                                        June 8, 1998
_________________________
Bert W. Wasserman


                             POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli,
Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Global Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in- fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/Marie E. Connolly
_________________________                         June 8, 1998
Marie E. Connolly